EXHIBIT 21.1
Subsidiaries of Psychiatric Solutions, Inc.

State of
Name	Organization
ABS—First Step, Inc.	Virginia
ABS LINCS DC, LLC	Virginia
ABS LINCS KY, Inc.	Virginia
ABS LINCS, LLC	Virginia
ABS LINCS NJ, Inc.	Virginia
ABS LINCS PA, Inc.	Virginia
ABS LINCS SC, Inc.	South Carolina
ABS LINCS TN, Inc.	Virginia
ABS LINCS TX, Inc.	Kentucky
ABS LINCS VA, Inc.	Virginia
Alliance Crossings, LLC	Delaware
Alliance Health Center, Inc.	Mississippi
Alternative Behavioral Services, Inc.	Virginia
Atlantic Shores Hospital, LLC	Delaware
Behavioral Educational Services, Inc.	Delaware
Behavioral Healthcare LLC	Delaware
Benchmark Behavioral Health System, Inc.	Utah
BHC Alhambra Hospital, Inc.	Tennessee
BHC Belmont Pines Hospital, Inc.	Tennessee
BHC Cedar Vista Hospital, Inc.	California
BHC Fairfax Hospital, Inc.	Tennessee
BHC Fort Lauderdale Hospital, Inc.	Tennessee
BHC Fox Run Hospital, Inc.	Tennessee
BHC Fremont Hospital, Inc.	Tennessee
BHC Health Services of Nevada, Inc.	Nevada
BHC Heritage Oaks Hospital, Inc.	Tennessee
BHC Holdings, Inc.	Delaware
BHC Intermountain Hospital, Inc.	Tennessee
BHC Management Services of Louisiana, LLC	Delaware
BHC Management Services of New Mexico, LLC	Delaware
BHC Management Services of Streamwood, LLC	Delaware
BHC Mesilla Valley Hospital, LLC	Delaware
BHC Montevista Hospital, Inc.	Nevada
BHC Northwest Psychiatric Hospital, LLC	Delaware
BHC of Indiana, General Partnership	N/A
BHC Pinnacle Pointe Hospital, Inc.	Tennessee
BHC Properties, LLC	Tennessee
BHC Sierra Vista Hospital, Inc.	Tennessee
BHC Spirit of St. Louis Hospital, Inc.	Tennessee
BHC Streamwood Hospital, Inc.	Tennessee
Bloomington Meadows, General Partnership	N/A
Brentwood Acquisition, Inc.	Tennessee
Brentwood Acquisition-Shreveport, Inc.	Delaware
Brynn Marr Hospital, Inc.	North Carolina
By the Sea Physician Practice, LLC	Georgia
Calvary Center, Inc.	Delaware
Canyon Ridge Hospital, Inc.	California
Canyon Ridge Real Estate, LLC	Delaware
Cedar Springs Hospital, Inc.	Delaware
Cedar Springs Hospital Real Estate, Inc.	Colorado

State of
Name	Organization
Centennial Peaks Hospital, LLC	Delaware
Children’s Treatment Solutions, LLC	Tennessee
Children’s Hospital of Vicksburg, L.L.C.	Louisiana
Children’s Treatment Solutions, LLC	Tennessee
Collaborative Care LLC	Tennessee
Columbus Hospital, LLC	Delaware
Columbus Hospital Partners, LLC	Tennessee
Community Cornerstones, Inc.	Puerto Rico
Compass Hospital, Inc.	Delaware
CPC/Clinicas Del Este, Inc.	Puerto Rico
Crawford First Education, Inc.	Virginia
Cumberland Hospital, LLC	Virginia
Cumberland Hospital Partners, LLC	Delaware
Cypress Creek Real Estate, L.P.	Texas
Delaware Investment Associates, LLC	Delaware
Diamond Grove Center, LLC	Delaware
Employee Assistance Services, LLC	Kentucky
FHCHS of Puerto Rico, Inc.	Puerto Rico
FHP Puerto Rico, Inc.	Puerto Rico
First Hospital Corporation of Nashville	Virginia
First Hospital Corporation of Virginia Beach	Virginia
First Hospital Panamericano, Inc.	Puerto Rico
Fort Lauderdale Hospital, Inc.	Florida
Friends Behavioral Health System, L.P.	Pennsylvania
Friends GP, LLC	Pennsylvania
Great Plains Hospital, Inc.	Missouri
Gulf Coast Treatment Center, Inc.	Florida
H. C. Corporation	Alabama
H. C. Partnership	N/A
Havenwyck Hospital Inc.	Michigan
Health and Human Resource Center, Inc.	California
HHC Augusta, Inc.	Georgia
HHC Berkeley, Inc.	South Carolina
HHC Conway Investment, Inc.	South Carolina
HHC Cooper City, Inc.	Florida
HHC Delaware, Inc.	Delaware
HHC Focus Florida, Inc.	Florida
HHC Indiana, Inc.	Indiana
HHC Kingwood Investment, LLC	Delaware
HHC Oconee, Inc.	South Carolina
HHC Ohio, Inc.	Ohio
HHC Pennsylvania, LLC	Pennsylvania
HHC Poplar Springs, Inc.	Virginia
HHC River Park, Inc.	West Virginia
HHC Services, LLC	Texas
HHC South Carolina, Inc.	South Carolina
HHC St. Simons, Inc.	Georgia
HHC Toledo, Inc.	Ohio
HHMC Partners, Inc.	Delaware
Hickory Trail Hospital, L.P.	Delaware
High Plains Behavioral Health, L.P.	Delaware
HMHM of Tennessee, LLC	Tennessee
Holly Hill Hospital, LLC	Tennessee
Holly Hill Real Estate, LLC	North Carolina

State of
Name	Organization
Horizon Behavioral Services, LLC	Delaware
Horizon Health Austin, Inc.	Texas
Horizon Health Corporation	Delaware
Horizon Health Hospital Services, LLC	Delaware
Horizon Health Physical Rehabilitation Services, LLC	Delaware
Horizon Mental Health Management, LLC	Texas
HSA Hill Crest Corporation	Alabama
HSA of Oklahoma, Inc.	Oklahoma
Hughes Center, LLC	Virginia
Indiana Psychiatric Institutes, LLC	Delaware
InfoScriber Corporation	Delaware
Integrated Healthcare Systems Corp.	Puerto Rico
Kids Behavioral Health of Utah, Inc.	Utah
Kingwood Pines Hospital, LLC	Texas
KMI Acquisition, LLC	Delaware
Kolburne School, LLC	Delaware
Lakeland Behavioral, LLC	Florida
Laurel Oaks Behavioral Health Center, Inc.	Delaware
Laurelwood Associates, Inc.	Ohio
Laurelwood Associates Trust	Ohio
Lebanon Hospital Partners, LLC	Tennessee
Liberty Point Behavioral Healthcare, LLC	Delaware
Mental Health Outcomes, LLC	Delaware
Mesilla Valley Hospital, Inc.	New Mexico
Mesilla Valley Mental Health Associates, Inc.	New Mexico
Michigan Psychiatric Services, Inc.	Michigan
Millwood Hospital, L.P.	Texas
Mission Vista Behavioral Health Services, Inc.	Delaware
Nashville Rehab, LLC	Tennessee
Neuro Institute of Austin, L.P.	Texas
Neuro Rehab Real Estate,L.P.	Texas
North Spring Behavioral Healthcare, Inc.	Tennessee
Northern Indiana Partners, LLC	Tennessee
Ocala Behavioral Health, LLC	Delaware
Palmetto Behavioral Health Holdings, LLC	Delaware
Palmetto Behavioral Health Solutions, L.L.C.	South Carolina
Palmetto Behavioral Health System, L.L.C.	South Carolina
Palmetto Lowcountry Behavioral Health, L.L.C.	South Carolina
Palmetto Pee Dee Behavioral Health, L.L.C.	South Carolina
Peak Behavioral Health Services, LLC	Delaware
Premier Behavioral Service, Inc.	Delaware
Premier Behavioral Solutions, Inc.	Delaware
Premier Behavioral Solutions of Florida, Inc.	Delaware
Pride Institute, Inc.	Minnesota
PSI Surety, Inc.	South Carolina
Cedar Springs Hospital Real Estate, Inc.	Colorado
PSJ Acquisition, LLC	North Dakota
Psychiatric Management Resources, Inc.	California
Psychiatric Solutions Hospitals, LLC	Delaware
Psychiatric Solutions of Virginia, Inc.	Tennessee
PsychManagement Group, Inc.	West Virginia
Ramsay Managed Care, LLC	Delaware
Ramsay Youth Services of Georgia, Inc.	Delaware
Ramsay Youth Services Puerto Rico, Inc.	Puerto Rico

State of
Name	Organization
Red Rock Behavioral Health LLC	Delaware
Red Rock Solutions, LLC	Delaware
Resources for Living, LLC	Texas
Riveredge Hospital Holdings, Inc.	Delaware
Riveredge Hospital, Inc.	Illinois
Riveredge Real Estate, Inc.	Illinois
Rockford Acquisition Sub, Inc.	Illinois
Rolling Hills Hospital, LLC	Tennessee
Samson Properties, LLC	Florida
Servicios Conductuales del Caribe, Inc.	Puerto Rico
Shadow Mountain Behavioral Health System, LLC	Delaware
SHC-KPH, LP	Texas
Somerset, Incorporated	California
SP Behavioral, LLC	Florida
Springfield Hospital, Inc.	Delaware
Summit Oaks Hospital, Inc.	New Jersey
Sunstone Behavioral Health, LLC	Tennessee
TBD Acquisition, LLC	Delaware
TBJ Behavioral Center, LLC	Delaware
Texas Cypress Creek Hospital, L.P.	Texas
Texas Hospital Holdings, Inc.	Delaware
Texas Hospital Holdings, LLC	Texas
Texas Laurel Ridge Hospital, L.P.	Texas
Texas Oaks Psychiatric Hospital, L.P.	Texas
Texas Oaks Psychiatric Hospital Real Estate, L.P.	Texas
Texas San Marcos Treatment Center, L.P.	Texas
Texas San Marcos Treatment Center Real Estate, L.P.	Texas
Texas West Oaks Hospital, L.P.	Texas
The Charter School of the National Deaf Academy, Inc.	Florida
The Counseling Center of Middle Tennessee, Inc.	Tennessee
The National Deaf Academy, LLC	Florida
The Pines Residential Treatment Center, Inc.	Virginia
Therapeutic School Services, L.L.C.	Oklahoma
The Vasquez Group, Inc.	Illinois
Three Rivers Behavioral Health, LLC	South Carolina
Three Rivers Healthcare Group, LLC	South Carolina
Three Rivers Residential Treatment / Midlands Campus, Inc.	South Carolina
Three Rivers SPE Holding, LLC	South Carolina
Three Rivers SPE, LLC	South Carolina
Three Rivers SPE Manager, Inc.	South Carolina
Transitional Care Ventures, Inc.	Delaware
Tucson Health Systems, Inc.	Delaware
University Behavioral, LLC	Florida
Valle Vista Hospital Partners, LLC	Tennessee
Valle Vista, LLC	Delaware
Virgin Islands Behavioral Services, Inc.	Virginia
Vista Health Holdings, LLC	Delaware
Vista Health of Fayetteville, LLC	Delaware
Vista Health of Fort Smith, LLC	Delaware
Wekiva Springs Center, LLC	Delaware
Wellstone Holdings, Inc.	Delaware
Wellstone Regional Hospital Acquisition, LLC	Indiana
West Oaks Real Estate, L.P.	Texas

State of
Name	Organization
Willow Springs, LLC	Delaware
Windmoor Healthcare Inc.	Florida
Windmoor Healthcare of Pinellas Park, Inc.	Delaware
Work & Family Benefits, Inc.	New Jersey
Zeus Endeavors, LLC	Florida